Exhibit 99.1
2009 Second Quarter Earnings Call August 4, 2009

Forward Looking Statements This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled "Risk Factors" in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor's SEC filings, the forward-looking statements in this release could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements; weather conditions and other natural phenomena, and acts of sabotage, wars or terrorist activities; economic conditions, including the current recessionary environment; unanticipated population growth or decline, and changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; the credit quality and/or inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor's relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of continued disruptions in US credit markets; financial restrictions under Oncor's revolving credit facility and indentures governing its debt instruments; Oncor's ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor's ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Regulation G This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in either this presentation or the appendix of the version of the slides included on Oncor's website at www.oncor.com under the 'News' tab in the Investor Information section or filed with the SEC.

Today's Agenda Financial Overview David Davis Chief Financial Officer Business and Operational Highlights Bob Shapard Chairman and CEO Q&A

Weather and Economy Affecting Usage Residential GWH Billed Q2 '08 vs. Q2 '09 Q2 '08 Q2 '09 8244 8048 Large C&I GWH 1 Q2 '08 vs. Q2 '09 Q2 '08 Q2 '09 16886 15430 Electricity Distribution Points of Delivery Q2 '08 vs. Q2 '09; thousands of meters Large C&I Billed MW Demand (Avg) 1,2 Q2 '08 vs. Q2 '09 Q2 '08 Q2 '09 16668 17242 1 C&I stands for Commercial and Industrial. 2 Excluding one time adjustments to Q2 '08, demand decreased by approximately 1%. Q2 '08 Q2 '09 3108 3137 8.6% 2.4% 3.4% 0.9%

Summary of Financial Results1 Net Income Q2 '08 vs. Q2 '09; $ millions Q2 '08 Q2 '09 78 76 Operating Revenues Q2 '08 vs. Q2 '09; $ millions Q2 '08 Q2 '09 592 615 PP&E, net Q2 '08 vs. Q2 '09; $ millions Q2 '08 Q2 '09 8334 8939 Operating Cash Flow 2 Q2 '08 vs. Q2 '09; $ millions Q2 '08 Q2 '09 119 196 1 Excludes impacts from transition bond debt and fair value accounting adjustments associated with the October 2007 merger. 2 Cash provided by operating activities 2.6% 64.7% 3.9% 7.3%

Credit Metrics Remained Strong Q2 '08 Q2 '09 286 301 EBITDA Q2 '08 vs. Q2 '09; $ millions EBITDA/Cash Interest TME 6/30/08 vs. TME 6/30/09; Ratio TME 6/30/08 TME 6/30/09 4.6 4.2 Debt/EBITDA TME 6/30/08 vs. TME 6/30/09; Ratio TME 6/31/08 TME 6/30/09 3.8 4 Excludes impacts from transition bond debt and fair value accounting adjustments associated with the October 2007 merger. 5.2%

Oncor's Financial Condition is Strong Revolver Capacity Borrowings Lehman Unfunded Commitment Effective Remaining Capacity Cash Total Available Liquidity 1458 1336 1336 2000 542 122 1336 36 1372 $2.0 billion Secured Revolving Credit Facility Balances at June 30, 2009; $ millions 2,000 542 122 1,336 36 1,372 Rating Outlook Moody's Baa1 Stable Standard & Poor's BBB+ Stable Fitch Ratings BBB Stable 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Maturity 700 650 500 550 Solid Credit Ratings at Oncor No Maturities in Near Term Excludes transition bond debt

2009 Capital Expenditures Ongoing commitment to capital investment $3.6 billion commitment to PUC (between 2008 and 2012) ~ $1.3 billion investment for CREZ Maintenance, Technology and Other Transmission Grid Expansion CREZ New Service Advanced Meters YTD 100 210 39 90 78 Forecast 258 304 90 143 170 Q2 2009 YTD and 2009E Capital Expenditures $ millions Total '09E Capex = $965M YTD June 30, 2009 Capex = $516M

Today's Agenda Financial Overview David Davis Chief Financial Officer Business and Operational Highlights Bob Shapard Chairman and CEO Q&A

Competitive Renewable Energy Zones May 15th Final Order on Rehearing issued approving Oncor for over $1.3B including over 800 miles of new lines over 40 counties 2 of 14 CCNs were filed in May and June Line routing, environmental assessments and gathering public input for remaining CCNs continues Construction begun on 6 of the 51 major projects

Advanced Metering Initiative Over 260K advanced meters installed, ~85K in 2Q09 On track to meet 2009 goal of 690,000 Major milestones achieved during first half of 2009 include functionality in place allowing REPs to offer innovative rate plans: Time of use rates Pre-pay services Communication with in- home monitors Settlement quality 15 minute interval data

Smart Grid more than just Advanced Meters "Self Healing" Distribution Networks After a fault, "smart switches" automatically communicate with each other Automation isolates fault and restores power to most customers After repairs, circuit restored to normal Installation of smart switches can improve reliability up to 40 to 60% Transmission System Protection modernization Digital relays provide enhanced visibility to grid, allowing Oncor to pinpoint issues quickly Use of Synchrophasor technology provides greater ability to monitor status of Oncor Transmission system Static VAR Compensators Provide high speed grid voltage support during electrical disturbances Support the importation of renewable energy into load centers

American Recovery and Reinvestment Act On June 25, DOE issued Smart Grid solicitation Oncor filed grant applications in July $200 million for AMS $58 million for distribution automation $58 for telecommunications network Participant in Ford PHEVs Vehicle Electrification Demonstration Program Application Supported by 15 electric utility companies DOE grant application requested $200 million Reviewing DOE solicitation regarding loan guarantees for CREZ

Biennial Legislative Session Ends Regular Session concluded in early June 2009; three-day Special Session concluded in early July 2009 No material adverse impact on Oncor from passed legislation Legislature not scheduled to reconvene again until Jan 2011 and will include a Sunset Review Securitization bill summary Allows for the use of securitization to recover system restoration costs exceeding $100M due to weather-related events or other natural disasters 2011 Sunset Review summary Regular assessment by the Legislature of the continuing need for a State agency (eg. PUC) to exist, and may consider changes to its enabling legislation (PURA).

Oncor's Rate Case Nears The End Received Proposal For Decision on June 2nd PUCT discussed PFD at July 2 and 30 Open Meetings Next Open Meeting scheduled for Aug 13 Anticipate final rate order in 3rd Quarter

Appendix - Regulation G Reconciliations

Measure Definition Operating Cash Flow (GAAP) Cash provided by operating activities. Debt (non-GAAP) Total debt less transition bonds. Total Debt (GAAP) Long-term debt (including current portion) plus bank loans and commercial paper. EBITDA (non-GAAP) Income from continuing operations before interest expense and related charges, and provisions in lieu of income tax plus depreciation and amortization and special items. EBITDA is a measure used by Oncor to assess performance. Debt/EBITDA (non-GAAP) Total debt less transition bonds divided by EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality. EBITDA/Interest (non-GAAP) EBITDA divided by cash interest expense is a measure used by Oncor to assess credit quality. Financial Definitions

Q2 08 Q2 09 Net Income - Oncor 85 82 Less: Net Income - BondCo - - Less: Effects of fair value accounting (after-tax) (7) (6) Oncor Net Income, excluding BondCo 78 76 Table 1: Oncor Net Income Reconciliation Quarter Ended June 30, 2008 and 2009 $ millions

Table 2: Oncor Operating Revenues Reconciliation Quarter Ended June 30, 2008 and 2009 $ millions Q2 08 Q2 09 Operating Revenues - Oncor 626 653 Less: Operating Revenues - BondCo (34) (38) Oncor Operating Revenues, excluding BondCo 592 615

Table 3: Oncor Operating Cash Flow Reconciliation Quarter Ended June 30, 2008 and 2009 $ millions Q2 08 Q2 09 Operating Cash Flow - Oncor 135 213 Less: Operating Cash Flow - BondCo (16) (17) Oncor Operating Cash Flow, excluding BondCo 119 196

Table 4: Oncor EBITDA Reconciliation Quarter Ended June 30, 2008 and 2009 $ millions Q2 08 Q2 09 Net Income - Oncor 85 82 Plus: Depreciation & Amortization - Oncor 121 132 Plus: Provision in lieu of Income Taxes - Oncor 52 48 Plus: Interest Expense - Oncor 73 87 Equals: EBITDA - Oncor, including BondCo 331 349 Less: Net Income - BondCo - - Depreciation & Amortization - BondCo (23) (27) Provision in lieu of Income Taxes - BondCo - - Interest Expense - BondCo (11) (11) Effects of fair value accounting (pre-tax) (11) (10) Oncor EBITDA, excluding BondCo 286 301

Table 5: Oncor EBITDA Reconciliation Twelve Months Ended June 30, 2008 and 2009 $ millions 6/30/08 6/30/09 Net Income - Oncor 358 (517) Plus: Depreciation & Amortization - Oncor 470 509 Plus: Provision in lieu of Income Taxes - Oncor 213 207 Plus: Interest Expense - Oncor 307 338 Equals: EBITDA - Oncor, including BondCo 1,348 537 Less: Net Income - BondCo (1) - Depreciation & Amortization - BondCo (96) (96) Provision in lieu of Income Taxes - BondCo - - Interest Expense - BondCo (48) (44) Effects of fair value accounting (pre-tax) (33) 819 Oncor EBITDA, excluding BondCo 1,170 1,216

Table 6: Oncor Total Debt Reconciliation As of June 30, 2008 and 2009 $ millions 6/30/08 6/30/09 Short-term debt- Oncor 1,655 542 Long-term debt due currently - Oncor 101 105 Long-term debt, less due currently - Oncor 3,652 5,049 Total debt - Oncor, including BondCo 5,408 5,696 Less: Short-term debt - BondCo - - Long-term debt due currently - BondCo (101) (105) Long-term debt, less due currently - BondCo (827) (722) Fair value adjustment - BondCo 10 7 Oncor Total Debt, excluding BondCo 4,490 4,876

Table 7: Oncor Interest and Debt Coverages Twelve Months Ended June 30, 2008 and 2009 $ millions Q2 08 Q2 09 Ref Source Interest expense and related charges - Oncor 307 338 Amortization of debt fair value discount - Oncor (2) (3) Amortization of debt discount - Oncor (7) (6) AFUDC - Oncor 7 6 Cash interest expense - Oncor 305 335 Less: Interest expense - BondCo (48) (44) Oncor cash interest expense, excluding BondCo 257 291 A Oncor EBITDA, excluding BondCo 1,170 1,216 B Table 5 Oncor Total Debt, excluding BondCo 4,490 4,876 C Table 6 EBITDA/Interest - ratio (B / A) 4.6x 4.2x Debt/EBITDA - ratio (C / B) 3.8x 4.0x